SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 29, 2002
                                                           ------------


                        CollaGenex Pharmaceuticals, Inc.
               (Exact Name of Registrant as Specified in Charter)


     Delaware                       0-28308                    52-1758016
-------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


41 University Drive, Newtown, Pennsylvania                           18940
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


                                 (215) 579-7388
                ------------------------------------------------
                 (Registrant's telephone number, including area
                                      code)



   ---------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

    ADOPTION OF AMENDED AND RESTATED SHAREHOLDER PROTECTION RIGHTS AGREEMENT

     On May 29, 2002, the Board of Directors of CollaGenex Pharmaceuticals, Inc. (the "Company") approved an Amended and Restated Shareholder Protection Rights Agreement (the "Rights Agreement"). The Rights Agreement amends and restates, in its entirety, the Company's existing Shareholder Protection Rights Agreement (the "Prior Rights Agreement") dated September 15, 1997, as amended on each of March 16, 1999, May 10, 2001 and May 15, 2002 by and between the Company and American Stock Transfer & Trust Company, as rights agent thereunder. American Stock Transfer & Trust Company remains as rights agent (the "Rights Agent") under the Rights Agreement. Each right previously authorized and distributed under the Prior Rights Agreement shall be deemed to constitute a Right under the Rights Agreement effective May 29, 2002. The Board of Directors further authorized the issuance of one Right for each share of the Company's Common Stock issued between the date of the Rights Agreement and the earlier of the Distribution Date or the Expiration Date, as defined in the Rights Agreement. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, $.01 par value per share (the "Preferred Stock"), at a Purchase Price of $65.00 in cash, subject to adjustment. The description of the Rights set forth below is qualified in its entirety by reference to the Rights Agreement.

     Initially, the Rights are not exercisable and will be attached to all certificates representing outstanding shares of Common Stock, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock, and the Distribution Date will occur, upon the earlier of (i) 10 business days following the earlier of (a) the first date of a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock or (b) the first date on which an executive officer of the Company has actual knowledge that an Acquiring Person has become such (the "Stock Acquisition Date"), or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 20% or more of the outstanding shares of Common Stock. The Distribution Date may be deferred in circumstances determined by the Board of Directors. In addition, certain inadvertent acquisitions will not trigger the occurrence of the Distribution Date. Until the Distribution Date (or earlier redemption or expiration of the Rights), (i) the Rights will be evidenced by the Common Stock certificates outstanding on the record date of September 26, 1997 (as established by the Board of Directors prior to the adoption of the Prior Rights Agreement), together with the Summary of Rights, as distributed under the Prior Rights Agreement, or by new Common Stock certificates issued after such record date which contain a notation incorporating the Prior Rights Agreement or the Rights Agreement by reference, (ii) the Rights will be transferred with and only with such Common Stock certificates; and (iii) the surrender for transfer of any certificates for Common Stock outstanding (with or without a copy of a Summary of Rights or such notation) will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As with the Prior Rights Agreement, the Rights Agreement continues to include within the definition of Exempt Person any person who shall become the beneficial owner of 20% or greater percentage of the outstanding shares of Common Stock as a result of the transactions contemplated by that certain Stock Purchase Agreement dated March 1999, by and among the Company and the Investor and Purchasers (each as defined therein), until such time as any of such persons shall become the beneficial owner (other than by means of a stock dividend or stock split) after the date of the Prior Rights Agreement of an additional 1% of the outstanding shares of Common Stock.

     The Rights are not exercisable until the Distribution Date and will expire upon the close of business on September 26, 2007 (the "Final Expiration Date") unless earlier redeemed or exchanged as described below. As soon as practicable after the Distribution Date, separate Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, and except for shares of Common Stock issued upon exercise, conversion or exchange of then outstanding options, convertible or exchangeable securities or other contingent obligations to issue shares or pursuant to any employee benefit plan or arrangement, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

     In the event that any Person becomes an Acquiring Person, then, promptly following the first occurrence of such event, each holder of a Right (except as provided below and in Section 7(e) of the Rights Agreement) shall thereafter have the right to receive, upon exercise, that number of shares of Common Stock of the Company (or, in certain circumstances, cash, property or other securities of the Company) which equals the exercise price of the Right divided by 50% of the current market price (as defined in the Rights Agreement) per share of Common Stock at the date of the occurrence of such event. However, Rights are not exercisable following such event until such time as the Rights are no longer redeemable by the Company as described below. Notwithstanding any of the foregoing, following the occurrence of such event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. The event summarized in this paragraph is referred to as a "Section 11(a)(ii) Event."

     For example, at an exercise price of $65.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Section 11(a)(ii) Event would entitle its holder to purchase for $65.00 such number of shares of Common Stock (or other consideration, as noted above) as equals $65.00 divided by one-half of the current market price (as defined in the Rights Agreement) of the Common Stock. Assuming that the Common Stock had a market price of $10.00 per share at such time, the holder of each valid Right would be entitled to purchase thirteen (13) shares of Common Stock, having a market value of 13 x $10.00, or $130.00, for $65.00.

     In the event that, at any time after any Person becomes an Acquiring Person, (i) the Company is consolidated with, or merged with and into, another entity and the Company is not the surviving entity of such consolidation or merger or if the Company is the surviving entity, but shares of its outstanding Common Stock are changed or exchanged for stock or securities (of any other person) or cash or any other property, or (ii) more than 50% of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, that number of shares of common stock of the acquiring company which equals the exercise price of the Right divided by 50% of the current market price (as defined in the Rights Agreement) of such common stock at the date of the occurrence of the event. The events summarized in this paragraph are referred to as "Section 13 Events." A Section 11(a)(ii) Event and Section 13 Events are collectively referred to as "Triggering Events."

     For example, at an exercise price of $65.00 per Right, each valid Right following a Section 13 Event would entitle its holder to purchase for $65.00 such number of shares of common stock of the acquiring company as equals $65.00 divided by one-half of the current market price (as defined in the Rights Agreement) of such common stock. Assuming that such common stock had a market price of $10.00 per share at such time, the holder of each valid Right would be entitled to purchase thirteen (13) shares of common stock of the acquiring company, having a market value of 13 x $10.00, or $130.00, for $65.00.

     At any time after the occurrence of a Section 11(a)(ii) Event, when no person owns a majority of the Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

     The Purchase Price payable, and the number of units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the then-current market price (as defined in the Rights Agreement) of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings) or of subscription rights or warrants (other than those referred to above). The number of Rights associated with each share of Common Stock is also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

     Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors, a minimum preferential quarterly dividend payment of $10.00 per share or, if greater, an aggregate dividend of 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000.00 per share, plus an amount equal to accrued and unpaid dividends, and will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which Common Stock is changed or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of one one-thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

     At any time prior to the first occurrence of a Section 11(a)(ii) Event, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the "Redemption Price"), payable in cash or stock. Immediately upon the redemption of the Rights or such earlier time as established by the Board in the resolution ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. The Rights may also be redeemable following certain other circumstances specified in the Rights Agreement.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. Although the distribution of the Rights should not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

     Any provision of the Rights Agreement, other than the redemption price, may be amended by the Board prior to such time as the Rights are no longer redeemable. Once the Rights are no longer redeemable, the Board's authority to amend the Rights is limited to correcting ambiguities or defective or inconsistent provisions in a manner that does not adversely affect the interest of holders of Rights.

     The Rights are intended to protect the stockholders of the Company in the event of an unfair or coercive offer to acquire the Company and to provide the Board with adequate time to evaluate unsolicited offers. The Rights may have anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. The Rights, however, should not affect any prospective offeror willing to make an offer at a fair price and otherwise in the best interests of the Company and its stockholders, as determined by a majority of the Board. The Rights should not interfere with any merger or other business combination approved by the Board.

     The Company also filed an Amended Certificate of Designation of Series A Participating Preferred Stock (the "Series A Certificate") with the Secretary of State of the State of Delaware with respect to the Rights Agreement on June 5, 2002.

     The Rights Agreement was not adopted in response to any known offers for the Company. The Rights Agreement and the Series A Certificate are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)  Exhibits.
        --------

   Exhibit No.    Description
   -----------    ------------

         4.1 Amended and Restated Shareholder Protection Rights Agreement, dated as of May 29, 2002, by and between CollaGenex Pharmaceuticals, Inc. and American Stock Transfer & Trust Company.

         4.2 Amended Certificate of Designation of Series A Participating Preferred Stock, as filed with the Secretary of State of the State of Delaware on June 5, 2002.

        99.1      CollaGenex Pharmaceuticals, Inc. Press Release dated June 5,
                  2002.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   COLLAGENEX PHARMACEUTICALS, INC.



                               By: /s/ Nancy C. Broadbent
                                   --------------------------------------------
                                   Nancy C. Broadbent
                                   Chief Financial Officer
                                   (Principal Financial Officer)


Date:  June 5, 2002

                                   EXHIBIT 4.1

          Amended and Restated Shareholder Protection Rights Agreement

                                   EXHIBIT 4.2

                       Amended Certificate of Designation
                of Series A Junior Participating Preferred Stock

                                  EXHIBIT 99.1

        CollaGenex Pharmaceuticals, Inc. Press Release dated June 5, 2002